Exhibit 99.2

                                       Hexcel Corporation
                         Net Sales by Product Group and Market Segment
                       For the Quarters Ended December 31, 2006 and 2005,
                            and the Quarter Ended September 30, 2006
------------------------------------------------------------------------------------------------
                               Commercial                  Space &
(In millions)                   Aerospace   Industrial     Defense    Electronics          Total
------------------------------------------------------------------------------------------------

Fourth Quarter 2006
Reinforcements                       $20.5        $26.7           $-        $12.0         $59.2
Composites                           107.8         50.8         50.5            -         209.1
Structures                            26.4            -          4.5            -          30.9
------------------------------------------------------------------------------------------------
Continuing Operations               $154.7        $77.5        $55.0        $12.0        $299.2
                                        52%          26%          18%           4%          100%
Architectural                            -          5.6            -            -           5.6
------------------------------------------------------------------------------------------------
Total Sales                         $154.7        $83.1        $55.0        $12.0        $304.8
                                        51%          27%          18%           4%          100%
------------------------------------------------------------------------------------------------

Third Quarter 2006
Reinforcements                       $20.3        $20.1           $-        $12.7         $53.1
Composites                           106.1         50.4         44.9            -         201.4
Structures                            23.5            -          5.1            -          28.6
------------------------------------------------------------------------------------------------
Continuing Operations               $149.9        $70.5        $50.0        $12.7        $283.1
                                        53%          24%          18%           4%          100%
Architectural                            -          6.0            -            -           6.0
------------------------------------------------------------------------------------------------
Total Sales                         $149.9        $76.5        $50.0        $12.7        $289.1
                                        52%          26%          17%           4%          100%
------------------------------------------------------------------------------------------------

Fourth Quarter 2005
Reinforcements                       $16.6        $34.1           $-        $12.3         $63.0
Composites                            93.9         46.7         50.4            -         191.0
Structures                            19.0            -          5.2            -          24.2
------------------------------------------------------------------------------------------------
Continuing Operations               $129.5        $80.8        $55.6        $12.3        $278.2
                                        47%          29%          20%           4%          100%
Architectural                            -          4.7            -            -           4.7
------------------------------------------------------------------------------------------------
Total Sales                         $129.5        $85.5        $55.6        $12.3        $282.9
                                        46%          30%          20%           4%          100%
------------------------------------------------------------------------------------------------

Year to Date December 31, 2006
Reinforcements                       $80.2       $103.2           $-        $51.8        $235.2
Composites                           446.3        208.9        192.8            -         848.0
Structures                            91.5            -         18.4            -         109.9
------------------------------------------------------------------------------------------------
Continuing Operations               $618.0       $312.1       $211.2        $51.8      $1,193.1
                                        52%          26%          18%           4%          100%
Architectural                            -         23.8            -            -          23.8
------------------------------------------------------------------------------------------------
Total Sales                         $618.0       $335.9       $211.2        $51.8      $1,216.9
                                        51%          28%          17%           4%          100%
------------------------------------------------------------------------------------------------

Year to Date December 31, 2005
Reinforcements                       $69.1       $143.3           $-        $56.9        $269.3
Composites                           392.7        200.6        193.7            -         787.0
Structures                            67.6            -         15.6            -          83.2
------------------------------------------------------------------------------------------------
Continuing Operations               $529.4       $343.9       $209.3        $56.9      $1,139.5
                                        46%          30%          18%           5%          100%
Architectural                            -         21.9            -            -          21.9
------------------------------------------------------------------------------------------------
Total Sales                         $529.4       $365.8       $209.3        $56.9      $1,161.4
                                        46%          31%          18%           5%          100%
------------------------------------------------------------------------------------------------